Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Northeast Community Bancorp, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 15, 2015	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chief Executive Officer

Date: May 15, 2015	/s/ Donald S. Hom
Donald S. Hom
Executive Vice President and Chief Financial Officer

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